UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (210)
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to ss.240.14a-12

                           RG GLOBAL LIFESTYLES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)  Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
       (2)  Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
       (5)  Total fee paid:

            --------------------------------------------------------------------
|_|    Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)  Amount Previously Paid:

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       (2)  Form, Schedule or Registration Statement No.:

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       (3)  Filing Party:

            --------------------------------------------------------------------
       (4)  Date Filed:

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            Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

                           RG GLOBAL LIFESTYLES, INC.
                             30021 Tomas, Suite 200
                        Rancho Santa Margarita, CA 92688
                           (949) 888-9500 - telephone

                                NOTICE OF ANNUAL
                             MEETING OF SHAREHOLDERS
                          To Be Held September 15, 2006

TO OUR SHAREHOLDERS:

You are invited to attend the Annual Meeting of shareholders (the "Meeting") of RG Global Lifestyles. Inc. (together with its subsidiaries, "we", "us" or "our"), a California corporation, which will be held on Friday, September 15, 2006, at 10:00 A.M. at the Company's corporate offices at 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688 for the following purposes:

1. To elect six (6) directors to hold office for a one year term and until each of their successors are elected and qualified.

2. The authorization of the Company's 2006 Incentive and Nonstatutory Stock Option Plan.

4. To ratify the appointment of Beckstead & Watts LLP as independent auditor.

5. To act upon other business as may properly come before the meeting.

All shareholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to mark, sign, date, and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Meeting may vote in person even if he or she has returned a Proxy.

                                            By Order of the Board of Directors

                                            Louis L. Knickerbocker
                                            Chairman of the Board

Rancho Santa Margarita, California

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.

                           RG GLOBAL LIFESTYLES, INC.
                             30021 Tomas, Suite 200
                        Rancho Santa Margarita, CA 92688


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                        To be Held on September 15, 2006

General

An annual report, filed on form 10K-SB, for the fiscal year ended March 31, 2006 is enclosed with this Proxy Statement.

Solicitation of Proxies

The accompanying proxy is furnished in connection with the solicitation of proxies by the Board of Directors of RG Global Lifestyles, Inc., a California Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688 on September 15, 2006 and at any and all adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. The Company shall mail this Proxy Statement to its shareholders approximately on August 15, 2006.

Voting Securities

Only shareholders of record as of the close of business on July 25, 2006 (the "record date") will be entitled to vote at the meeting and any adjournment thereof. As of July 25, 2006, there were approximately 17,650,000 shares of common stock of the Company, issued and outstanding and entitled to vote. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. The enclosed proxy card reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

All valid proxies received prior to the meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed proxy card, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Pursuant to the California Corporations Code only votes cast "FOR" a matter constitute affirmative votes, except proxies in which a shareholder fails to make a specification as to whether he votes "FOR", "AGAINST", "ABSTAINS" or "WITHHOLDS" as to a particular matter shall be considered as a vote "FOR" that matter. Votes will be tabulated by an inspector of election appointed by the Board of Directors. Votes in which the shareholder specifies that he is "WITHHOLDING" or "ABSTAINING" from voting are counted for quorum purposes, but are not considered as votes "FOR" a particular mater. Broker non-votes (shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted for quorum purposes, but are not considered as votes "FOR" a particular matter.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly-executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Shareholder Proposals

Proposals of shareholders intended to be presented at the next Annual Shareholder's Meeting must be received by the Company, at its offices at 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688, not later than 120 days before the Company releases its Proxy Statement to shareholders. Proposals postmarked after February 28, 2007 shall be considered untimely; provided however, should the Board of Directors elect to postpone the date of the annual meeting the deadline for shareholder proposals shall proportionately be extended. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission ("SEC") for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors currently consists of six (6) authorized directors. A total of six (6) directors will be elected at the Meeting. The nominees for election are Mr. Louis L. Knickerbocker, Mr. Grant King, Mr. Steve Ritchie, Mr. Budy Hartono, Mr. Joseph Murray and Mr. Horst Geicke. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

DIRECTORS, NOMINEES FOR DIRECTORS AND OFFICERS

The following table sets forth certain information about each of the directors, nominees for director and officers of the Company and their current positions with the Company.

NAME                             AGE                            POSITION(S) HELD                          TERM OF OFFICE
--------------------------- --------------  ---------------------------------------------------------- ----------------------
Louis L. Knickerbocker*     66              Chairman of the Board, CEO                                 8/2004 to present
                                            Chairman of the Board, CEO                                 5/1993- 9/2000
                                            of Company's predecessor, L.L. Knickerbocker Co., Inc.
                                            Chairman of the Board, CEO                                 7/1985 to 5/1993
                                            of Company's predecessor International Beauty Supply,
                                            Ltd.

Grant King*                 55              Chief Operations Officer, Director                         8/2004 to present
                                            President of various wholly owned subsidiaries of the      9/1996 to 9/2000
                                            Company's predecessor, L.L. Knickerbocker Co., Inc.

William C. Hitchcock        56              Treasurer and Chief Financial Officer (CFO)                8/2004 to present

Steve Ritchie*              63              Director                                                   10/2005 to present

Joseph Murray*              35              Director, Secretary                                        11/2005 to present

Budy Hartono*               40              Director                                                   8/2004 to present

Horst Geicke*               51              Director                                                   8/2004 to present
                                            CEO, sole Director 4/2004 to 8/2004
                                            RG Global Lifestyles, Inc.

* Denotes a nominee for director.

Louis L. Knickerbocker, Chief Executive Officer and Chairman of the Board, is experienced in management, sales and marketing, and real estate sales and finance. He served as Chairman of the Board and Chief Executive Officer of the Company's predecessors, International Beauty Supply, Ltd. and L.L. Knickerbocker Co., Inc. L.L. Knickerbocker Co., Inc. completed Chapter 11 Debtor in Possession reorganization with the US Bankruptcy Court, Central District of California in 2001. From 2001 to 2002 Mr. Knickerbocker served as Chief Financial Officer of American Bankers. From 2002 to the present Mr. Knickerbocker has served as Chief Executive Officer of Pinnacle International. Mr. Knickerbocker is a graduate of Santa Monica College with a major in Economics and is currently a licensed realtor and broker.
 Mr. Knickerbocker devotes approximately thirty hours per week to his duties as Chief Executive Officer of Pinnacle International. In addition, Mr. Knickerbocker currently devotes approximately fifty hours per week to his duties as Chief Executive Officer and Chairman of the Board of the Company.

Grant King, Director and Chief Operations Officer, has served as General Manager and Managing Director of two major manufacturing and export companies in Bangkok since 1990. From September 1996 to September 2000 Mr. King served as President of various wholly owned subsidiaries of the Company's predecessor, L.L. Knickerbocker Co., Inc. Between October 2000 and June 2004, Mr. King was managing his own business interests overseas. From 1997 to July 2003, he served for six years as president and CEO of L.L. Knickerbocker (Thai) Co. Ltd. in Thailand. He was responsible for the day-to-day operations that included planning, business development, fiscal controls, and sales and marketing. Mr. King has had contact with many internationally based public companies and is well known within the business community of several South East Asian countries. Currently, Mr. King devotes his professional services entirely to the Company and is not involved with any other company.

William C. Hitchcock, Chief Financial Officer, holds an LLM in taxation and international studies from New York University, and a J.D. degree from the University of California at Davis. Mr. Hitchcock served as a director of Amerikal International Holdings from February 2004 to July 2004, when it merged with the Company's predecessor. From July1999 to the present he has owned and operated a full service tax preparation and tax representation business under the name Bottom Line Financial, LLC. In addition, he has served as a director of Al Barker Insurance since September1999. In addition to time spent managing his tax consulting business, Mr. Hitchcock devotes forty hours per week to his duties as Chief Financial Officer of the Company.

Horst Geicke, Director, obtained an MBA from Hamburg State University in Germany in 1977. He was a commodity trader in food in Germany, the UK and Brazil and then moved to the Far East in 1981. He founded Geicke HK Ltd. in 1981 and Pacific Alliance Group, which handles corporate finance and fund management, in 1994, and he currently runs these holding companies. He has served as President of the German Chamber of Commerce in Hong Kong in 1995, 1996, 2003 and 2004 and has been a Director of the Hong Kong -Thailand Business Council as well as the German Business Association of Hong Kong since 2002. Mr. Geicke served as the Company's sole director from April 2004 through July 2004. He has also been a member of the Advisory committee of the Secretary of Industry of Hong Kong Government since 2004. Mr. Geicke devotes approximately five hours per month to his role as a director of the Company.

Budy Hartono, Director, spent more than 20 years in executive management for a regional-based company in South East Asia, overseeing the operations of their health and beauty business group, where his experience included forecasting, planning and creative marketing. Since January 2000 he has served as Director of PT Pacific Image International, a marketing company. Mr. Hartono devotes approximately five hours per month to his services as a director of the Company.

Steve Ritchie, Director, retired Brig. Gen. USA, Gen. Ritchie became an advisory board member to the Company in August, 2005 and subsequently became a Director in October, 2005. Prior to joining the Company in these positions, Mr. Ritchie had a career in the US Air Force, culminating with the rank of Brigadier General.

Joseph Murray, Director, VP Operations, Secretary, obtained a B.A in Physics and a B.A. in Business Administration from Wesleyan University, Bloomington, IL in 1993 and 1994. Prior to joining the Company, Mr. Murray worked for Northrop Grumman from January 2002 to May 2005 as a mobile technical director; and for Iway, from June 2001 to December 2002 as Vice President of Technology; and Volt from January 2000 to July 2001 as a technical lead and project manager. Currently, Mr. Murray devotes his professional services entirely to the Company and is not involved with any other company.

There are no family relationships among our directors and executive officers. Louis L. Knickerbocker was involved with the Company's predecessor when an involuntary petition for Chapter 11 bankruptcy was filed by certain of its creditors in 2001. No other director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past five years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past five years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past five years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past five years.

None of our directors or executive officers or their respective immediate family members or affiliates are indebted to us. As of July 25, 2006, there is no material proceeding to which any of our directors, executive officers or affiliates is a party or has a material interest adverse to us.

                       The Board of Directors Recommends a
                          Vote in Favor of Each Nominee

MANAGEMENT INFORMATION

Meetings of the Board of Directors

The Board of Directors has not met together as a group in the past year. All actions have been authorized pursuant to unanimous written consent. A written consent requires all members to vote affirmatively for the motion and this was done for all motions placed before the Board.

The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of July 25, 2006 (except where another date is indicated) by:

      o each person known by us to beneficially own more than five percent of our common stock;

      o     each director and nominee for director;

      o each of the named executive officers listed in the Summary Compensation Table herein; and

      o     all of our directors and executive officers as a group.

The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to us, except where otherwise noted. Unless otherwise indicated the business address of each person shown below is 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688.

                                                   Amount and
                                                    Nature of
Name and Address                                   Beneficial         Percent Ownership
of Beneficial Owners                              Ownership (1)      as of July 25, 2006
-----------------------------------------------   --------------    --------------------
Louis L. Knickerbocker                                5,148,834(2)                27.1%
Grant King                                              522,000(3)                 2.7%
Horst Geicke                                          1,086,500                    5.7%
William C. Hitchcock                                    448,000(4)                 2.6%
Budy Hartono                                          2,887,466                   15.2%
Joseph Murray                                           168,000(5)                    *
Steve Ritchie                                           100,000                       *
All directors and executive officers as a
   group (7 individuals)                             10,270,800                   54.1%

      (1) Beneficial ownership is determined pursuant to Rule 13d-3 under the Act.
      (2) Includes options exercisable within 60 days of July 25, 2006 to purchase 668,000 shares of Company common stock,
      (3) Includes options exercisable within 60 days of July 25, 2006 to purchase 332,000 shares of Company common stock.
      (4) Includes options exercisable within 60 days of July 25, 2006 to purchase 168,000 shares of Company common stock.
      (5) Includes options exercisable within 60 days of July 25, 2006 to purchase 168,000 shares of Company common stock.
       *    Less than 1%

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended the following reports required to be filed pursuant to the 1934 Act with respect to transactions in our Common Stock through March 31, 2006 were untimely: Form 4 Statements reflecting the sale of common Stock by Grant King and Horst Geicke. In addition, Form 3 Statements were not filed by either Steve Ritchie or Joseph Murray to reflect the commencement of their tenures. Form 4 Statements were not filed by either Bruce Thomsen or Herrie Tantono to reflect the end of their tenures. None of the Company's officers or directors filed Form 4 Statements with regards to stock option grants by the Company.

Compensation of Officers and Directors

The following table sets forth the total compensation earned by or paid to our executive officers for the last three fiscal years.

                                                                            LONG TERM COMPENSATION
                                              ANNUAL                ---------------------------------------
                                           COMPENSATION                       Awards               Payouts
                                ----------------------------------- ----------------------------   --------
                     Fiscal
                      Year                              Other                        Securities
                     ending                             Annual         Restricted    Underlying     LTIP        All Other
  Name and Title     March 31    Salary    Bonus     Compensation      Stock Awards  options/SARs  Payouts    Compensation
                     ---------  -------- ---------- --------------- ---------------  -----------   --------  --------------
                                  ($)       ($)          ($)                           (#)           ($)          ($)
Lou Knickerbocker,     2006  (3)      0          0                                    4,008,000*
Chief Executive,       2005           0          0                          520,000
Chairman               2004           0          0

Grant King,            2006           0          0                                    1,992,000*
Chief Operations       2005           0          0                          120,000
   Officer,
   Director            2004           0          0

William C.
   Hitchcock,          2006  (4)  36000          0                                    1,008,000*
Chief Financial        2005        9000          0                          280,000
   Officer,
   Treasurer           2004           0          0

Joseph Murray,         2006  (5)      0          0                                    1,008,000*
   Secretary,          2005           0          0
   Director            2004           0          0

Horst Geicke,          2006           0          0
   Director            2005           0          0
                       2004           0          0

Budy Hartono,          2006           0          0
   Director            2005           0          0                          120,000
                       2004           0          0

Steve Ritchie,         2006           0          0
   Director            2005           0          0                                      100,000+
                       2004           0          0

Bruce Thomsen (1)      2006           0          0
                       2005           0          0                          120,000                                 15,000
                       2004           0          0

Herrie Tantono (2)     2006       21717          0
                       2005       43433          0                          520,000
                       2004           0          0

(1) Resigned from Board of Directors on April 26, 2006.
(2) Resigned from all positions with the Company on September 30, 2005.
(3) On May 1, 2006, Mr. Knickerbocker began receiving a salary of $9,155/month.
(4) On May 1, 2006, Mr. Hitchcock's salary increased to $7,500/month.
(5) On May 1, 2006 Mr. Murray began receiving a salary of $7,500/month.
* Options granted pursuant to 2006 Incentive and Nonstatutory Stock Option Plan + Options granted are not granted pursuant to a plan of compensation.

Code of Ethics

Our Board of Directors adopted a Code of Ethics that applies to all executive officers as well as employees of the Company and its subsidiaries. The Code of Ethics requires that senior management avoid conflicts of interest; maintain the confidentiality of information relating to our Company; engage in transactions in shares of our common stock only in compliance with applicable laws and regulations an the requirements set forth in the code of Ethics; and comply with other requirements which are intend to ensure that such officers conduct business in an hones and ethical manner and otherwise act with integrity and in the best interest of the Company.

Legal Proceedings

Neither the Company nor any of its officers, directors 5% beneficial owners or nominees for director is party to current or pending legal proceedings which would be considered adverse to the Company. Louis L. Knickerbocker was involved with the Company's predecessor when an involuntary petition for Chapter 11 bankruptcy was filed by certain of its creditors in 2001.

Audit Committee

Pursuant to the Sarbanes-Oxley Act of 2002, the Company constituted an Audit Committee in September 2004 and has adopted the Written Charter of the Audit Committee, attached as appendix A to the Company's Definitive Proxy Statement filed September 20,2005. The Audit Committee consists of six members including an outside Director, an outside financial expert, the Chief Executive Officer, Chief Financial Officer, Chief Operations Officer and the Secretary of the Company. The Company's Board of Directors has determined that the Company shall have one audit committee financial expert serving on its Audit Committee. The name of this independent audit committee member is David L. Koontz, CPA. David
L. Koontz, CPA, Mr. Koontz previously was employed by O2Diesel Corporation, a publicly traded company, from July 2003 to August 2005. From September 2002 to July 2003, he was employed by the AAE Technologies, Inc., an affiliate of O2 Diesel Corporation. From January 2000 to September 2002 Mr. Koontz was self employed. Mr. Koontz is compensated in the amount of $1500 per month and is reimbursed for travel and other expenses related to his service as a Member of the Audit Committee. The remaining members of the audit committee are Budy Hartono, William C. Hitchcock, Louis L. Knickerbocker, Joseph Murray and Grant King.

Audit Committee Report

Under the rules of the SEC, this Audit Committee Report is not deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filings with the SEC.

The Audit Committee has reviewed and discussed the Company's audited financial statements with Company management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements and has discussed certain required matters with the Company's independent auditors, in accordance with Statement of Auditing Standards No. 61(Communication with Audit Committee), as amended by Statement on Auditing Standards No. 89 (Audit Adjustments) and Statement on Auditing Standards No. 90 (Audit Committee Communications). Our independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

The Company's independent auditors also provided written documentation to the Audit Committee, describing all relationships between the auditors and the Company that might bear on the auditor's independence as required by Independence Standards Boards Standard No. 1. The Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor's independence.

Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006. The Audit Committee also recommended the re-appointment of the independent auditors and the Board concurred in such recommendation.

Audit Committee

William C. Hitchcock, David Koontz, Louis L. Knickerbocker, Budy
Hartono,  Grant King and Joseph Murray

Change in Control

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Certain Relationships and Related Transactions

The Company's only related party transaction is the month-to-month rental agreement with Pinnacle International, Inc., a California corporation which is wholly owned by Louis Knickerbocker ("Pinnacle"), the Chief Executive Officer and Chairman of the Board of Directors of the Company. The agreement is for 3,000 square feet of office space located at 30021 Tomas, Suite 200, Rancho Santa Margarita, California 92688 and office support services at a fair market rate of $6,000 per month. During the fiscal year ended March 31, 2006, the Company expensed $72,177 of rent to related party under this agreement.

Communications From Security Holders to the Board

Security Holders may communicate with the Board by sending correspondence addressed to the Board to the Company's Principal Office located at 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688.

                                   PROPOSAL 2

                2006 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

This 2006 Incentive and Nonstatutory Stock Option Plan (the "Plan"), attached hereto as Appendix A, is intended to further the growth and financial success of R.G. Global Lifestyles, Inc. (the "Company") by providing additional incentives to selected employees, directors, and consultants to the Company or parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (such parent corporations and subsidiary corporations hereinafter collectively referred to as "Affiliates") so that such employees and consultants may acquire or increase their proprietary interest in the Company. Stock options granted under the Plan (hereinafter "Options") may be either "Incentive Stock Options," as defined in Section 422A of the Code and any regulations promulgated under said Section, or "Nonstatutory Options" at the discretion of the Board of Directors of the Company (the "Board") and as reflected in the respective written stock option agreements granted pursuant hereto.

The Board of Directors of the Company has unanimously approved and recommends to the shareholders that they approve the proposal to adopt the Company's 2006 Incentive and Nonstatutory Stock Option Plan ("Plan") covering 10,000,000 shares of the Company's Common Stock, which is greater than 50%of the Common Stock currently issued and outstanding. The Board of Directors believes it is in the Company's and its shareholders' best interests to approve the new 2006 Plan, as it will provide sufficient shares to enable the Board to utilize stock based incentive compensation for both current and future employees of the Company, directors and other providers of services to the Company. A copy of the 2006 Plan is attached hereto as Exhibit A.

The proposed 2006 Plan will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the Meeting.

                 The Board of Directors Unanimously Recommends a
                       Vote in Favor of Proposal Number 2

At July 25, 2006 the closing market price of the Company's shares was $0.70

SUMMARY OF THE PLAN

The following is a summary of the provisions of the Plan.

Administration

The Plan shall be administered by the Board of Directors of the Company; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the "Committee"), at least two (2) of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Company under the Securities Act of 1933, as amended.

Eligibility

The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Company or any of its Affiliates ("Optionees"). The term consultant shall mean any person who is engaged by the Company to render services and is compensated for such services, and any director of the Company whether or not compensated for such services; provided that, if the Company registers any of its securities pursuant to the Securities Act of 1933, as amended (the "Act"), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Company.

The Plan authorizes the granting of both incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986 ("ISO"), and non-statutory stock options ("NQO") to purchase Common Stock. All employees of the Company and its affiliates are eligible to participate in the Plan. The Plan also authorizes the granting of NQO's to non-employee Directors and others performing services to the Company.

Any Option granted to a person who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Company, or of any Affiliate, ("Ten Percent Holder") shall have an Option Price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant. Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant. Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option Price determined by the Board as of the date of grant.

No option granted pursuant to the Plan is transferable otherwise than by will or the laws of descent and distribution. If there is a stock split, stock dividend, or other relevant change affecting the Company's shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option.

The aggregate fair market value (determined at the time an option is granted) of the Common Stock with respect to which ISO's are exercisable for the first time by any person during any calendar year under the Plan shall not exceed $300,000.

Any Option granted to an Employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of five
(5) years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

FEDERAL INCOME TAX CONSEQUENCES

The holder of an ISO does not realize taxable income upon the grant or upon the exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the options sold or otherwise disposed of within two
(2) years from the option grant date or within one year from the exercise date then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two (2) years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

An optionee does not realize taxable income upon the grant of an NQO. In general, the holder of a NQO realizes ordinary income in an amount equal to the difference between the exercise price and the market value on the date of exercise. The Company is entitled to an expense deduction at the same time and in a corresponding amount.

The following options have been issued pursuant to the 2006 Plan as of July 25, 2006:

-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Options issued to:                     Date of Grant    Number of         Exercise price    Vesting dates     Expiration
                                       -------------    ----------        --------------    -------------     ----------
Name and Position                                       options                                                  dates
                                                        -------                                                  -----
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Louis L. Knickerbocker                     May 3, 2006        4,008,000       $0.94         Monthly over      May 3, 2011
                                                                                           two years from
                                                                                           date of grant.
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
William C. Hitchcock                       May 3, 2006        1,008,000       $0.50         Monthly over      May 3, 2011
                                                                                           two years from
                                                                                           date of grant.
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Grant King                                 May 3, 2006        1,992,000       $0.50         Monthly over      May 3, 2011
                                                                                           two years from
                                                                                           date of grant.
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Joseph Murray                              May 3, 2006        1,008,000       $0.50         Monthly over      May 3, 2011
                                                                                           two years from
                                                                                           date of grant.
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Scott Olson                                May 3, 2006          201,600       $0.50         Monthly over      May 3, 2011
                                                                                           two years from
                                                                                           date of grant.
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Executives Officers as a Group                                8,016,000
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Non-Executive Officer Director Group                                  0
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Non-Executive Officer Employee and                              201,600
Consultant Group
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Total issued                                                  8,217,600
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------

                                 PROPOSAL NO. 3

   RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF BECKSTEAD & WATTS LLP AS OUR
                    INDEPENDENT AUDITOR FOR FISCAL 2006-2007

The Audit Committee has appointed the firm of Beckstead & Watts, LLP as the independent auditor to audit the accountants of R G Global Lifestyles, Inc. and its subsidiaries for the year 2006. This firm has audited the accountants and records of R G Global Lifestyles, Inc. and its subsidiaries since April 2004. Representatives of Beckstead & Watts LLP are invited to attend the Annual Meeting and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

In the event shareholders fail to ratify the appointment of Beckstead & Watts, LLP the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditor at any time during the year if the Audit Committee determines that such a change would be in the interests of R G Global Lifestyles, Inc. and its shareholders.

The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting either in person or by proxy will be required to for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

                 The Board of Directors Unanimously Recommends a
                       Vote in Favor of Proposal Number 3

RELEVANT INFORMATION

Audit Committee Charter

The Company's Board of Directors has adopted a written charter for the Audit Committee, which established operating guidelines for the Audit Committee. A copy of the Charter of the Audit Committee is attached as Appendix A to the Company's Definitive Proxy Statement on September 20, 2005.

Beckstead & Watts, LLP, Certified Public Accountants ("Beckstead")

Beckstead was our independent auditor and examined our financial statements for the fiscal years ending March 31, 2005 and March 31, 2006. Beckstead performed the services listed below and was paid the fees listed below for the fiscal years ended March 31, 2005 and March 31, 2006.

Kellogg and Anderson, Certified Public Accountants ("Kellogg")

Kellogg was our tax advisor for the fiscal years ending March 31, 2006 and March 31, 2005. Kellogg performed services listed below and was paid the fees listed below for the fiscal years ending March 31, 2006 and March 31, 2005.

Audit Fees

Beckstead was paid aggregate fees of approximately $90,000 for the fiscal year ended March 31, 2005 and approximately $83,500 for the fiscal year ended March 31, 2006 for professional services rendered for the audit of our annual financial statements and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB during these fiscal years.

Audit Related Fees

Beckstead was not paid additional fees for either of the fiscal years March 31, 2005 or March 31, 2006 for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

Kellogg was paid fees of $5,000 for the fiscal year ended March 31, 2005, and fees of $8,177.50 for the fiscal year ended March 31, 2006 for professional services rendered for tax compliance, tax advice and tax planning during these fiscal years.

All Other Fees

Kellogg was not paid any other fees for professional services during the fiscal years ended March 31, 2005 and March 31, 2006.

Beckstead was not paid any other fees for professional services during the fiscal year ended March 31, 2005, however, Beckstead was paid $5,000 for professional services in connection with the accounting for the distribution of Amerikal Neutraceutical Corporation , the Company's former wholly owned subsidiary, during the fiscal year ended March 31, 2006.

Audit Committee

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the Company constituted an Audit Committee in September 2004. The audit committee consists of six (6) members, including one outside Director, an outside financial expert, the CFO, CEO, COO and the Secretary of the Company. The Audit Committee functions independently of Management of the Company, pursuant to its Charter, and there is no delegation of audit committee responsibilities to management.

The Audit Committee met four (4) times during the fiscal year ended March 31, 2006, and met twice during the fiscal year ended March 31, 2006. The Audit Committee has four (4) scheduled meetings for the fiscal year ended March 31, 2007. During Audit Committee meetings, by vote of the majority of members of the Committee, various members were assigned to investigate and report to the Committee regarding different areas of internal controls and accounting oversight matters. The Internal Controls Memorandum was divided among all members, for review, response, discussion and eventual compilation. This Internal Controls Memorandum has been reviewed and updated by members of the Audit Committee four (4) times since the inception of the Company, including once on March 2006.

Among the policies and procedures adopted by the Audit Committee is the requirement that Mr. David Koontz, CPA, outside financial expert to the Audit Committee, is charged with the responsibility for investigation, contact, and negotiation with the independent auditor regarding audit and review fees incurred during the fiscal year. In accordance with the requirements of paragraph (c) (7) (i) of Rule 2-01 of Reg S-X, Mr. Koontz made all necessary contact, inquiry, and recommendations to the Audit Committee, in order to enable the Committee to approve all (100%) of the independent auditing fees and quarterly review fees, in advance, for the conduct of the audit for the fiscal year ended March 31, 2006, and for the quarterly reviews for the periods ending June 30, September 30, and December 31, 2006. Subsequent to the association of Mr. Koontz as the outside Financial Expert, no part of the pre-approval policies and procedures for the foregoing specified services has been delegated to management. Mr. Koontz was further consulted in connection with the Audit Committee's review and recommendations to management concerning the proposed distribution of the Amerikal Nutraceutical subsidiary to a group of shareholders effective as of October 1, 2005.

                                  OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Christen Currie, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

                                      By Order of the Board of Directors

                                      Louis L.Knickerbocker
                                      Chairman of the Board

Rancho Santa Margarita, California
July 28, 2006

                                   APPENDIX A

                          R.G. GLOBAL LIFESTYLES, INC.

                2006 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

1.  Purpose

         This Incentive and Nonstatutory Stock Option Plan (the "Plan") is intended to further the growth and financial success of R.G. Global Lifestyles, Inc. (the "Corporation") by providing additional incentives to selected employees, directors, and consultants to the Corporation or parent corporation or subsidiary corporation of the Corporation as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (such parent corporations and subsidiary corporations hereinafter collectively referred to as "Affiliates") so that such employees and consultants may acquire or increase their proprietary interest in the Corporation. Stock options granted under the Plan (hereinafter "Options") may be either "Incentive Stock Options," as defined in Section 422A of the Code and any regulations promulgated under said Section, or "Nonstatutory Options" at the discretion of the Board of Directors of the Corporation (the "Board") and as reflected in the respective written stock option agreements granted pursuant hereto.

2.  Administration

         The Plan shall be administered by the Board of Directors of the Corporation; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the "Committee"), at least two (2) of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Corporation under the Securities Act of 1933, as amended.

         Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422A of the Code or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to option holders without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or of any Option it shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

3.       Eligibility

         The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Corporation or any of its Affiliates ("Optionees"). The term consultant shall mean any person who is engaged by the Corporation to render services and is compensated for such services, and any director of the Corporation whether or not compensated for such services; provided that, if the Corporation registers any of its securities pursuant to the Securities Act of 1933, as amended (the "Act"), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Corporation.

                  (a) Incentive Stock Options. Incentive Stock Options may only be issued to employees of the Corporation or its Affiliates. Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an employee of the Corporation. Payment of a director fee shall not be sufficient to constitute employment by the Corporation. Any grant of option to an officer or director of the Corporation subsequent to the first registration of any of the securities of the Corporation under the Act shall comply with the requirements of Rule 16b-3. An optionee may hold more than one Option.

                  The Corporation shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all options granted to such employee under the Plan or any other stock option plan maintained by the Corporation or any Affiliate, with respect to shares of stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of three hundred thousand dollars ($300,000). Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonstatutory Option.

                  (b) Nonstatutory Option. The provisions of the foregoing
Section 3(a) shall not apply to any option designated as a "Nonstatutory Stock Option Agreement" or which sets forth the intention of the parties that the option be a Nonstatutory Option.

4.       Stock

         The stock subject to Options shall be the shares of the Corporation's authorized but unissued or reacquired Common Stock (the "Stock").

                  (a) Number of Shares. Subject to adjustment as provided in Paragraph 5(h) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed ten million (10,000,000) shares. If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

                  (b) Reservation of Shares. The Corporation shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Act, the Corporation is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Corporation for the lawful issuance of shares hereunder, the Corporation shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5.  Terms and Conditions of Options

         Options granted hereunder shall be evidenced by agreements between the Corporation and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

                  (a) Number of Shares: Each Option shall state the number of shares to which it pertains.

                  (b) Option Price: Each Option shall state the Option Price, which shall be determined as follows:

                           (i) Any Option granted to a person who at the time
the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Corporation, or of any Affiliate, ("Ten Percent Holder") shall have an Option Price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant; and

                           (ii) Incentive Stock Options granted to a person who
at the time the Option is granted is not a Ten Percent Holder shall have an Option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant.

                           (iii) Nonstatutory Options granted to a person who at
the time the Option is granted is not a Ten Percent Holder shall have an Option Price determined by the Board as of the date of grant.

                  For the purposes of this paragraph 5(b), the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such stock, the fair market value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c) Medium and Time of Payment: To the extent permissible by applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check, (ii) by delivery of other common stock of the Corporation, provided such tendered stock was not acquired directly or indirectly from the Corporation, or, if acquired from the Corporation, has been held by the Optionee for more than six (6) months, (iii) by the Optionee's promissory note in a form satisfactory to the Corporation and bearing interest at a rate determined by the Board, in its sole discretion, but in no event less than 6% per annum, (iv) by the surrender of the Option (or a portion hereof) in accordance with the terms hereof but without payment in cash (a "Cashless Exercise"), (v) with any combination of (i) and
(iv), or (iv) such other form of legal consideration permitted by State law as may be acceptable to the Board.

The number of shares of Common Stock issuable in respect of a Cashless Exercise shall be computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

Where:

                  X = the number of shares of Common Stock to be issued to the Holder in respect of a Cashless Exercise

                  Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled in connection with such Cashless Exercise (at the date of such calculation)

                  A = the Fair Market Value (as defined below) of one share of the Corporation's Common Stock (at the date of such calculation)

                  B = Option Exercise Price (as adjusted to the date of such calculation).

                  (d) Term and Exercise of Options: Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of five (5) years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

                  Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

                  (e) Termination of Status as Employee, Director, or
Consultant: If Optionee's status as an employee, director, or consultant shall terminate for any reason other than Optionee's death, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested Options, in whole or in part, at any time within thirty (30) days after such termination (or in the event Optionee's termination was caused by permanent disability (within the meaning of Section 22(e)(3) of the Code) this 30-day period shall be extended to six (6) months) or the remaining term of the Option, whichever is the lesser; provided, however, that with respect to Nonstatutory Options, the Board may specify such longer period, not to exceed six (6) months, for exercise following termination as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Corporation to terminate the employee of an Optionee with or without cause.

                  (f) Death of Optionee: If an Optionee dies while employed or engaged as a director or consultant by the Corporation or an Affiliate, the portion of such Optionee's Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Optionee could have exercised the Option as of the date of Optionee's death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by Optionee.

                  (g) Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

                  (h) Recapitalization: Subject to any required action by the stockholders, the number of shares of common stock covered by each outstanding Option, and the price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation.

                  Subject to any required action by the stockholders, if the Corporation shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving entity shall cause each outstanding Option to terminate on the effective date of such dissolution, liquidation, merger or consolidation. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, but shall not be obligated to do so, the right for a period commencing thirty (30) days prior to and ending immediately prior to such dissolution, liquidation, merger or consolidation or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options, without regard to the installment provisions of Paragraph 5(d) of this Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to substitute on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such dissolution, liquidation, merger or consolidation.

                  In the event of a change in the common stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the common stock within the meaning of this Plan.

                  To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Paragraph 5(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of common stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

                  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

                  (i) Rights as a Stockholder: An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to Optionee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Paragraph 5(h) hereof.

                  (j) Modification, Acceleration, Extension, and Renewal of
Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422A of the Code and state law.

                  Notwithstanding the foregoing provisions of this Paragraph 5(j), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

                  (k) Investment Intent: Unless and until the issuance and sale of the shares subject to the Plan are registered under the Act, each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Corporation and its counsel, and (ii) if requested to do so by the Corporation, the person exercising the Option shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and
(ii) execute and deliver to the Corporation a letter of investment intent, all in such form and substance as the Corporation may require. If shares are issued upon exercise of an Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

                  (l) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Corporation upon termination of Optionee's employment as contemplated by Paragraphs 5(e), 5(f) and 5(g) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

                  (m) Other Provisions: The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Corporation, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Act, the Securities Exchange Act of 1934, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Corporation are listed.

6.  Availability of Information

         During the term of the Plan and any additional period during which an Option granted pursuant to the Plan shall be exercisable, the Corporation shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Corporation as is required by the bylaws of the Corporation and applicable law to be furnished in an annual report to the stockholders of the Corporation.

7.  Effectiveness of Plan; Expiration

         Subject to approval by the stockholders of the Corporation, this Plan shall be deemed effective as of the date it is adopted by the Board. The Plan shall expire on March 31, 2011, but such expiration shall not affect the validity of outstanding Options.

8.  Amendment and Termination of the Plan

         The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders of the Corporation, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under this Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Optionee thereunder. No Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

9.  Indemnification of Board

         In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Corporation, in writing, the opportunity, at its own expense, to handle and defend the same.

10.  Application of Funds

         The proceeds received by the Corporation from the sale of common stock pursuant to the exercise of Options will be used for general corporate purposes.

11.  No Obligation to Exercise Option

         The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

12.  Notices

         All notice, requests, demand, and other communications pursuant this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid.

13.  Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Corporation will not be required to issue any shares of Common Stock under this Plan, and an Optionee may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act of 1933 and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Corporation may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Corporation in order to comply with such securities law or other restrictions.

                                   * * * * *

         The foregoing Incentive and Nonstatutory Stock Option Plan was duly adopted and approved by the Board of Directors on May 3, 2006, subject to shareholder ratification within twelve months.




                                -------------------------------
                                Louis L. Knickerbocker, Chairman & CEO

                       NONSTATUTORY STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT is made and entered into as of this ____ day of ______________, ____, by and between RG Global Lifestyles, Inc. ("Corporation"), and ________________________________ (referred to herein as the
"Optionee"), with reference to the following recitals of facts:

         WHEREAS, the Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Corporation (the "Shares") upon the terms and conditions hereinafter stated; and

         WHEREAS, the Board and stockholders of the Corporation have heretofore adopted a 2006Incentive and Nonstatutory Stock Option Plan (the "Plan"), pursuant to which this Option is being granted;

         WHEREAS, it is the intention of the parties that this Option be a Nonstatutory Stock Option;

         NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

         1. Shares; Price. The Corporation hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, ___________ Shares for cash (or other consideration acceptable to the Board of Directors of the Corporation, in their sole and absolute discretion) at the price of $____ per Share, such price being determined in accordance with the Plan.

         2. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, five
(5) years from the date hereof. This Option shall earlier terminate subject to Paragraphs 5 and 6 hereof if, and as of the date, Optionee ceases to be an employee, director, or consultant of the Corporation. Nothing contained herein shall be construed to interfere in any way with the right of the Corporation to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

         3. Vesting of Option. Subject to the provisions of Paragraphs 5 and 6 hereof, this Option shall vest and become exercisable during the term of Optionee's employment or engagement in whole or in part beginning on the date of this Agreement.

4. Exercise. This Option shall be exercised by delivery to the Corporation of
(a) a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the purchase price of the Shares covered by the notice, (c) by the surrender of the Option (or a portion hereof) in accordance with the terms hereof but without payment in cash (a "Cashless Exercise"), and (d) a written statement as provided for in Paragraph 11 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

The number of shares of Common Stock issuable in respect of a Cashless Exercise shall be computed using the following formula:

                  X = Y (A-B)
                      ------
                         A

Where:

                  X = the number of shares of Common Stock to be issued to the Holder in respect of a Cashless Exercise

                  Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled in connection with such Cashless Exercise (at the date of such calculation)

                  A = the Fair Market Value (as defined below) of one share of the Corporation's Common Stock (at the date of such calculation)

                  B = Option Exercise Price (as adjusted to the date of such calculation).

         5. Termination of Employment or Engagement. If Optionee shall cease to serve as an employee, director, or consultant of the Corporation for any reason, whether voluntarily or involuntarily, other than by his or her death or the conclusion of the term of a written consulting agreement, provided such term exceeds one year, Optionee shall have the right at any time within thirty (30) days after date Optionee ceases to be an employee, director, or consultant of the Corporation, or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that if Optionee's termination of employment or engagement was caused by permanent disability disabled (within the meaning of Section 22(e)(3) of the Code), the foregoing thirty (30) day period shall be extended to six (6) months.

                  Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Paragraph 2 hereof.

         6. Death of Optionee. If the Optionee shall die while an employee, director, or consultant of the Corporation, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

         7. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Paragraph 8 hereof.

         8. Recapitalization. Subject to any required action by the stockholders of the Corporation, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation; provided however that the conversion of any convertible securities of the Corporation shall not be deemed having been "effected without receipt of consideration by the Corporation."

         In the event of a proposed dissolution or liquidation of the Corporation, a merger or consolidation in which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing thirty (30) days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Paragraph 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

         Subject to any required action by the stockholders of the Corporation, if the Corporation shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

         In the event of a change in the Shares of the Corporation as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

         To the extent that the foregoing adjustments relate to shares or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

         The grant of this Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

         9. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Corporation in establishing the amount of such income and corresponding deduction to the Corporation for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Corporation may require Optionee to make cash payment to cover such liability as a condition of the exercise of this Option.

         10. Modification, Extension and Renewal of Options. The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Paragraph 10, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

         11. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof) shall furnish to the Corporation a written statement to such effect, satisfactory to the Corporation in form and substance. The Corporation, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Corporation with the foregoing written statement.

         Optionee further represents that Optionee has had access to the financial statements or books and records of the Corporation, has had the opportunity to ask questions of the Corporation concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee has either such experience and knowledge in investment, financial and business matters or has investments similar to the stock of the Corporation such that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

         12.  Registration Rights.

                  a. Piggyback Registration Rights. If the Corporation at any time proposes to register any of its securities under the Act under an S-8 Registration Statement, it will each such time give written notice to all holders of outstanding or exercised options of its intention so to do. Upon the written request of a holder or holders of any such outstanding or exercised options given within thirty (30) days after receipt of any such notice, the Corporation will use its best efforts to cause all such outstanding or exercised options, the holders of which shall have so requested registration thereof, to be registered under the Act (with the securities which the Corporation at the time propose to register), all to the extent requisite to permit the sale or other disposition by the prospective Sellers of the outstanding or exercised options so registered; provided, however, that the Corporation may, as a condition precedent to its effecting such registration, require each prospective Seller to agree with the Corporation and the managing underwriter or underwriters of the offering to be made by the Corporation in connection with such registration that such Seller will not sell any securities of the same class or convertible into the same class as those registered by the Corporation (including any class into which the securities registered by the Corporation are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Corporation's offering would be materially adversely affected in the absence of such an agreement.

         b. Procedures. In connection with the registration of any securities pursuant to Section 12.a. hereof, the Corporation and the Optionee covenant and agree as follows:

                           (i) The Corporation shall pay all costs, fees, and
expenses incurred by the Corporation and the Optionee in connection with the Registration Statement and the offering thereunder including, without limitation, the Corporation's legal fees and expenses of counsel, accounting fees, printing expenses, and blue sky fees and expenses (but excluding discounts or selling commissions of any underwriter or broker dealer acting on behalf of the Corporation or the Optionee).

                           (ii) The Corporation shall take all necessary action
which may be reasonably required in qualifying or registering the securities included in the Registration Statement for offering and sale under the securities or blue sky laws of all states reasonably requested by Optionee, provided that the Corporation shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                           (iii) The Corporation shall indemnify Optionee and
each person, if any, who controls Optionee within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the Registration Statement.

                           (iv) The Corporation shall, as soon as practicable
after the effective date of the Registration Statement, and in any event within fifteen (15) months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

                           (v) The Corporation shall (A) deliver promptly to
Optionee and its counsel, upon request, copies of all correspondence between the Commission and the Corporation, its counsel, or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement; and (B) permit Optionee and its counsel to perform such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement, as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include, but not be limited to, access to financial and accounting information and opportunities to discuss the business of the Corporation with the Corporation's officers and independent auditors, all to such reasonable extent, at such reasonable times and as often as Optionee and its counsel shall reasonably request.

                           (vi) The Corporation shall cause all securities of
Optionee registered pursuant to a Registration Statement to be listed on any national securities exchange or quoted on any automated quotation system on which similar securities of the Corporation are listed or quoted.

         13. Stand-off Agreement. Optionee agrees that in connection with any registration of the Corporation's securities, that upon the request of the Corporation or any underwriter managing an underwritten offering of the Corporation's securities, that Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Corporation or such managing underwriter, as applicable, for a period of at least one hundred eighty (180) days following the effective date of registration of such offering.

         14. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Corporation, five (5) days after deposit in the US. mail, postage prepaid, addressed to Optionee at the address last provided to the Corporation by Optionee for his or her employee records.





         The remainder of this page intentionally left blank.

         15. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Corporation. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           RG GLOBAL LIFESTYLES, INC.


                           --------------------------------
                           BY: LOUIS L. KNICKERBOCKER
                           ITS: CEO



                           --------------------------------
                                          , Optionee

                                   Appendix A

NOTICE OF EXERCISE

----------------
---------------
----------------

                                                    --------------------
                                                           (date)

                                               Re: Nonstatutory Stock Option

         Notice is hereby given pursuant to Section 4 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

         Stock Option dated:    ______________________

         Number of shares being purchased:  ______________________

         Option Exercise Price:    $____________________

         A check in the amount of the aggregate price of the shares being purchased is attached;

         or in the instance of a cashless exercise:

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Option for, and to purchase thereunder, _________________ shares of the Corporation's common stock provided for therein and requests that certificates for such Option Shares be issued in the name below, and, if said number of Option Shares shall not be all the shares of Common Stock purchasable thereunder, that a new Option for the balance remaining of the shares of Common Stock purchasable under the within Optiont be registered in the name of the undersigned Optioneer or his or her assignee as below indicated and delivered to the address stated below.

         I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof.

         Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Corporation in establishing the withholding and corresponding deduction to the Corporation for its income tax purposes.

         I agree to provide to the Corporation such additional documents or information as may be required pursuant to the Corporation's 2006 Incentive and Nonstatutory Stock Option Plan.


                                                 -------------------------
                                                        (Signature)

                                                 -------------------------
                                                     (Name of Optionee)

                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT is made and entered into as of this ____ day of ______________, 2005, by and between
_________________________("Corporation"), and ________________________________
(referred to herein as the "Optionee"), with reference to the following recitals of facts:

         WHEREAS, the Board has authorized the granting to Optionee of an incentive stock option ("Option") to purchase shares of common stock of the Corporation (the "Shares") upon the terms and conditions hereinafter stated; and

         WHEREAS, the Board and stockholders of the Corporation have heretofore adopted a 2005 Incentive and Nonstatutory Stock Option Plan (the "Plan"), pursuant to which this Option is being granted;

         WHEREAS, it is the intention of the parties that this Option be an Incentive Stock Option (a Qualified Stock Option);

         NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

         1. Shares; Price. The Corporation hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, _______ Shares for cash (or other consideration acceptable to the Board of Directors of the Corporation, in their sole and absolute discretion) at the price of $____ per Share, such price being not less than the fair market value per share of the Shares covered by these Options as of the date hereof and as determined by the Board of Directors of the Corporation.

         2. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, five
(5) years from the date hereof. This Option shall earlier terminate subject to Paragraphs 5 and 6 hereof if, and as of the date, Optionee ceases to be an employee of the Corporation. Nothing contained herein shall be construed to interfere in any way with the right of the Corporation to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

         3. Vesting of Option. Subject to the provisions of Paragraphs 5 and 6 hereof, this Option shall vest and become exercisable during the term of Optionee's employment or engagement in whole or in part beginning on the date of this Agreement.

4. Exercise. This Option shall be exercised by delivery to the Corporation of
(a) a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the purchase price of the Shares covered by the notice, (c) by the surrender of the Option (or a portion hereof) in accordance with the terms hereof but without payment in cash (a "Cashless Exercise"), and (d) a written statement as provided for in Paragraph 11 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

The number of shares of Common Stock issuable in respect of a Cashless Exercise shall be computed using the following formula:

                  X = Y (A-B)
                      ------
                         A

Where:

                  X = the number of shares of Common Stock to be issued to the Holder in respect of a Cashless Exercise

                  Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled in connection with such Cashless Exercise (at the date of such calculation)

                  A = the Fair Market Value (as defined below) of one share of the Corporation's Common Stock (at the date of such calculation)

         B = Option Exercise Price (as adjusted to the date of such calculation).

         5. Termination of Employment or Engagement. If Optionee shall cease to serve as an employee of the Corporation for any reason, whether voluntarily or involuntarily, other than by his or her death or the conclusion of the term of a written consulting agreement, provided such term exceeds one year, Optionee shall have the right at any time within thirty (30) days after date Optionee ceases to be an employee of the Corporation, or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that if Optionee's termination of employment or engagement was caused by permanent disability (within the meaning of Section 22(e)(3) of the Code), the foregoing thirty (30) day period shall be extended to six (6) months; or

                  Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Paragraph 2 hereof.

         6. Death of Optionee. If the Optionee shall die while an employee of the Corporation, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this option has not previously been exercised by Optionee.

         7. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Paragraph 8 hereof.

         8. Recapitalization. Subject to any required action by the stockholders of the Corporation, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation; provided however that the conversion of any convertible securities of the Corporation shall not be deemed having been "effected without receipt of consideration by the Corporation."

         In the event of a proposed dissolution or liquidation of the Corporation, a merger or consolidation in which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing thirty (30) days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Paragraph 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

         Subject to any required action by the stockholders of the Corporation, if the Corporation shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

         In the event of a change in the Shares of the Corporation as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

         To the extent that the foregoing adjustments relate to shares or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

         The grant of this Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

         9. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Corporation in establishing the amount of such income and corresponding deduction to the Corporation for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Corporation may require Optionee to make cash payment to cover such liability as a condition of the exercise of this Option.

         10. Modification, Extension and Renewal of Options. The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Paragraph 10, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

         11. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof) shall furnish to the Corporation a written statement to such effect, satisfactory to the Corporation in form and substance. The Corporation, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Corporation with the foregoing written statement.

         Optionee further represents that optionee has had access to the financial statements or books and records of the Corporation, has had the opportunity to ask questions of the Corporation concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee (either such experience and knowledge in investment, financial and business matters in investments similar to the stock of the Corporation that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

         12.  Registration Rights.

                  a. Piggyback Registration Rights. If the Corporation at any time proposes to register any of its securities under the Act under an S-8 Registration Statement, it will each such time give written notice to all holders of outstanding or exercised options of its intention so to do. Upon the written request of a holder or holders of any such outstanding or exercised options given within thirty (30) days after receipt of any such notice, the Corporation will use its best efforts to cause all such outstanding or exercised options, the holders of which shall have so requested registration thereof, to be registered under the Act (with the securities which the Corporation at the time propose to register), all to the extent requisite to permit the sale or other disposition by the prospective Sellers of the outstanding or exercised options so registered; provided, however, that the Corporation may, as a condition precedent to its effecting such registration, require each prospective Seller to agree with the Corporation and the managing underwriter or underwriters of the offering to be made by the Corporation in connection with such registration that such Seller will not sell any securities of the same class or convertible into the same class as those registered by the Corporation (including any class into which the securities registered by the Corporation are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Corporation's offering would be materially adversely affected in the absence of such an agreement.

                  b. Procedures. In connection with the registration of any securities pursuant to Section 12.a. hereof, the Corporation and the Optionee covenant and agree as follows:

                           (i) The Corporation shall pay all costs, fees, and
expenses incurred by the Corporation and the Optionee in connection with the Registration Statement and the offering thereunder including, without limitation, the Corporation's legal fees and expenses of counsel, accounting fees, printing expenses, and blue sky fees and expenses (but excluding discounts or selling commissions of any underwriter or broker dealer acting on behalf of the Corporation or the Optionee).

                           (ii) The Corporation shall take all necessary action
which may be reasonably required in qualifying or registering the securities included in the Registration Statement for offering and sale under the securities or blue sky laws of all states reasonably requested by Optionee, provided that the Corporation shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                           (iii) The Corporation shall indemnify Optionee and
each person, if any, who controls Optionee within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the Registration Statement.

                           (iv) The Corporation shall, as soon as practicable
after the effective date of the Registration Statement, and in any event within fifteen (15) months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

                           (v) The Corporation shall (A) deliver promptly to
Optionee and its counsel, upon request, copies of all correspondence between the Commission and the Corporation, its counsel, or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement; and (B) permit Optionee and its counsel to perform such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement, as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include, but not be limited to, access to financial and accounting information and opportunities to discuss the business of the Corporation with the Corporation's officers and independent auditors, all to such reasonable extent, at such reasonable times and as often as Optionee and its counsel shall reasonably request. (vi) The Corporation shall cause all securities of Optionee registered pursuant to a Registration Statement to be listed on any national securities exchange or quoted on any automated quotation system on which similar securities of the Corporation are listed or quoted.

         13. Stand-off Agreement. Optionee agrees that in connection with any registration of the Corporation's securities, that upon the request of the Corporation or any underwriter managing an underwritten offering of the Corporation's securities, that Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Corporation or such managing underwriter, as applicable, for a period of at least one hundred eighty (180) days following the effective date of registration of such offering.

         14. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Corporation, five (5) days after deposit in the US. mail, postage prepaid, addressed to Optionee at the address last provided to the Corporation by Optionee for his or her employee records.

         15. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Corporation. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                            --------------------------------
                                            BY:
                                            ITS:



                                            --------------------------------
                                                              , Optionee

                                   Appendix A

NOTICE OF EXERCISE

================
----------------
                                                    --------------------
                                                           (date)

Re: Incentive Stock Option

         Notice is hereby given pursuant to Section 4 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

         Stock Option dated:    _________________

         Number of shares being purchased:  _________________

         Option Exercise Price:   $_____________________

         A check in the amount of the aggregate price of the shares being purchased is attached;

         or in the instance of a cashless exercise:

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Option for, and to purchase thereunder, _________________ shares of the Corporation's common stock provided for therein and requests that certificates for such Option Shares be issued in the name below, and, if said number of Option Shares shall not be all the shares of Common Stock purchasable thereunder, that a new Option for the balance remaining of the shares of Common Stock purchasable under the within Option be registered in the name of the undersigned Optioneer or his or her assignee as below indicated and delivered to the address stated below.

         I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof.

         Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Corporation in establishing the withholding and corresponding deduction to the Corporation for its income tax purposes.

         I agree to provide to the Corporation such additional documents or information as may be required pursuant to the Corporation's 2005 Incentive and Nonstatutory Stock Option Plan.

                                                 -------------------------
                                                        (Signature)

                                                 -------------------------
                                                     (Name of Optionee)

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           RG GLOBAL LIFESTYLES, INC.

The undersigned hereby appoints Christen Currie as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on September 15, 2006 at 10:00 a.m. at 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688 or at any adjournment thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

                              Election of Directors

The nominees for the Board of Directors are:

         Louis L. Knickerbocker    Steve Ritchie     Horst Geicke

         Joseph Murray             Grant King        Budy Hartono

Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below:


--------------------------------------------------

The Board of Directors recommends a vote FOR Proposal 1, 2 and 3 and a ratification of Proposal 4.

1.          To elect six (6) directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).
            |_|  FOR           |_|   AGAINST          |_|  ABSTAINS        |_|    WITHHOLDS

2.          To approve the 2006 Incentive and Nonstatutory Stock Option Plan

            |_|  FOR           |_|   AGAINST          |_|  ABSTAINS        |_|    WITHHOLDS

3.          To ratify the appointment of Beckstead & Watts as the independent auditor of the Company.

            |_|  FOR           |_|   AGAINST          |_|  ABSTAINS        |_|    WITHHOLDS

4. To withhold the proxy's discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the meeting, please mark the box below.

            |_|  WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:               , 2006
        -------------


--------------------------------
Signature of Shareholder


--------------------------------
Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.